Exhibit 10.42

113 Hartwell Avenue

Lexington, Massachusetts

(the “Building")

SECOND AMENDMENT

June 17,  2019

LANDLORD:	King 113 Hartwell LLC, a Massachusetts limited liability company
TENANT:	uniQure, Inc., a Delaware corporation
EXISTING PREMISES:

Approximately 83,998 rentable square feet of space in the Building, as more particularly shown as hatched, highlighted or outlined on the plan attached to the Lease as Exhibit 1A and as shown on Exhibit A, First Amendment

DATE OF LEASE:	July 24, 2013
EXTENDED EXPIRATION DATE:	As defined in Section 1 of the First Amendment
PRIOR LEASE AMENDMENTS:	First Amendment dated as of November 9, 2018 (“First Amendment”)

WHEREAS, due to a scrivener’s error, the parties desire to revise Section 3.A and Section 3.B (Base Rent) of the First Amendment,  on the terms and conditions hereinafter set forth;

NOW THEREFORE, the above described lease, as previously amended  (collectively, the “Lease”), is hereby further amended as follows:

1.         BASE RENT

Section 3.A and Section 3.B of the First Amendment are deleted in their entirety and the following are substituted in their place:

A.        Existing Premises.  The Base Rent payable with respect to the Existing Premises commencing as of the Expansion Premises Rent Commencement Date and continuing thereafter throughout the Term of the Lease shall be as follows:

Time Period	Annual Base Rent	Monthly Payment
Expansion Premises Rent Commencement Date – 4/30/20:	$1,920,348.00	$160,029.00
5/1/20-4/30/21:	$1,973,691.00	$164,474.25
5/1/21-4/30/22:	$2,027,034.00	$168,919.50
5/1/22-4/30/23:	$2,080,377.00	$173,364.75
5/1/23-4/30/24:	$2,133,720.00	$177,810.00
5/1/24-4/30/25:	$2,782,762.06	$231,896.83
5/1/25-4/30/26:	$2,866,244.92	$238,853.74
5/1/26-4/30/27:	$2,952,232.27	$246,019.35
5/1/27-4/30/28:	$3,040,799.24	$253,399.93
5/1/28-4/30/29:	$3,132,023.22	$261,001.93
5/1/29-Extended Expiration Date	$3,225,983.88*	$268,831.99
*annualized

B.         Expansion Premises:  Base Rent with respect to the Expansion Premises shall be as follows:

Rent Year	Annual Base Rent	Monthly Payment
1	$1,379,475.00	$114,956.25
2	$1,420,859.25	$118,404.93
3	$1,463,485.03	$121,957.08
4	$1,507,389.58	$125,615.79
5	$1,552,611.27	$129,384.27
6	$1,599,189.60	$133,265.80
7	$1,647,165.29	$137,263.76
8	$1,696,580.25	$141,381.68
9	$1,747,477.66	$145,623.13
10	$1,799,901.99	$149,991.82

2.         CONFLICT

In the event that any of the provisions of the Lease are inconsistent with this Second Amendment or the state of facts contemplated hereby, the provisions of this Second Amendment shall control.

3.         RATIFICATION

As hereby amended, the Lease is ratified, confirmed and approved in all respects.

[remainder of page blank; signature page to follow]

EXECUTED under seal as of the date first above written.

LANDLORD:
KING 113 HARTWELL LLC,
a Massachusetts limited liability company

By:	King Dickey LLC, its manager

By:	King Street Properties Investments LLC,
its manager

By:
Name:
Title:

TENANT:
UNIQURE, INC.,
a Delaware corporation

By:
Name:
Title:

CONFIRMATION OF GUARANTY

The undersigned, as Guarantor of the above-referenced Lease pursuant to a Guaranty dated as of July 24, 2013, hereby consents to the foregoing Second Amendment and confirms and agrees that said Guaranty shall remain in full force and effect in accordance with the terms thereof with respect to the Lease as amended by the foregoing Second Amendment.

EXECUTED UNDER SEAL as of the date first above written.

GUARANTOR:
UNIQURE N.V., a public limited liability company organized under the laws of the Netherlands

By:
Name:	Matt Kapusta
Title:	Chief Executive Officer

By:
Name:	Christian Klemt
Title:	Chief Accounting Officer